UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 4, 2019 (March 29, 2019)

TRINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 48th Floor

New York, New York 10174

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 503-2855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Trine Acquisition Corp. (the “Company”), on March 19, 2019, the Company consummated its initial public offering (the “IPO”) of 26,100,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share ( “Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $261,000,000. The Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,915,000 additional Units to cover over-allotments, if any. On March 29, 2019, the Underwriters exercised the over-allotment option in full and purchased an additional 3,915,000 Units (the “Over-Allotment Units”), generating gross proceeds of $39,150,000.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,720,000 warrants (the “Private Placement Warrants”) to Trine Sponsor IH LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,720,000. In connection with the Underwriters’ exercise of their over-allotment option, the Sponsor purchased an additional 783,000 Private Placement Warrants, generating gross proceeds to the Company of $783,000.

A total of $300,150,000, comprised of $294,097,914.47 of the proceeds from the IPO (which amount includes $10,505,250 of the Underwriters’ deferred discount) and $6,052,085.53 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of March 19, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on March 25, 2019. The Company’s unaudited pro forma balance sheet as of March 29, 2019, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Private Placement consummated on the same day is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated March 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINE ACQUISITION CORP.

Dated: April 4, 2019	By:	/s/ Leo Hindery, Jr.
Name: Leo Hindery, Jr.
Title: Chief Executive Officer

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